SCHEDULE 14C
                                 (RULE 14C-101)



Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[ ]      Preliminary Information Statement
[X]      Definitive Information Statement
[ ]      Confidential, for Use of the Commission Only
         (as permitted by Rule 14c-5(d)(2))


                                  ARMITEC, INC.
                (Name of Registrant As Specified in Its Charter)

Payment of Filing Fee (Check the Appropriate Box):
[X]      No fee required

[ ]     Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

         (1) Title of each class of securities to which transaction applies:
         (2) Aggregate number of securities to which the transaction applies:
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         (4)      Proposed maximum aggregate value of transaction:
         (5)      Total fee paid:

[ ]      Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount previously paid:
         (2)      Form, Schedule or Registration Statement No.:
         (3)      Filing Party:
         (4)      Date Filed:

                                  ARMITEC, INC.
                                4479 Atlanta Road
                              Smyrna, Georgia 30080

                              INFORMATION STATEMENT
                             PURSUANT TO SECTION 14
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                 AND REGULATION 14C AND SCHEDULE 14C THEREUNDER
                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY

                                  INTRODUCTION

         This information statement has been mailed on or about July 10, 2002 to the stockholders of record on April 23, 2002 of Armitec, Inc., a Delaware corporation ("Armitec") in connection with certain actions to be taken by Armitec pursuant to the written consent by a majority of the stockholders of Armitec, dated April 23, 2002. The action to be taken pursuant to the written consent will be taken on or about July 30, 2002. The principal executive offices of Armitec are located at 4479 Atlanta Road, Smyrna, Georgia 30080. Armitec's telephone number is (770) 432-8140.


        THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO
             STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER
                         WHICH WILL BE DESCRIBED HEREIN.




                                                    /s/ Bruce R. Davis
                                                    ------------------
                                                    President, CEO

          NOTICE OF ACTION TO BE TAKEN PURSUANT THE WRITTEN CONSENT OF
       A MAJORITY OF THE STOCKHOLDERS IN LIEU OF A SPECIAL MEETING OF THE
                     STOCKHOLDERS ON OR ABOUT JULY 30, 2002

To Our Shareholders:

         NOTICE IS HEREBY GIVEN that the following action will be taken pursuant to the written consent of a majority of stockholders in lieu of a special Meeting of the stockholders of Armitec, Inc. ("Armitec") on or about July 30, 2002:

                     The  adoption of  an  amended  and  restated
                     Certificate of  Incorporation of Armitec to,
                     among other  things,  increase the number of
                     authorized shares of common stock of Armitec
                     from 50,000,000 to 300,000,000  shares,  and
                     to create a class of blank  check  preferred
                     stock,  par  value  $.001,  with  10,000,000
                     authorized shares.



                                                      By order of the
                                                      Board of Directors,

                                                      Bruce R. Davis
                                                      President, CEO
July 10, 2002

                      OUTSTANDING SHARES AND VOTING RIGHTS


         As of April 23, 2002, Armitec's authorized capitalization consists of 50,000,000 shares of common stock, par value $.00167 per share. As of April 23, 2002, there were 39,828,628 shares of common stock issued and outstanding, all of which were fully paid, non-assessable and entitled to vote. Holders of common stock of Armitec have no preemptive rights to acquire or subscribe to any of the additional shares of common stock.

         Each share of common stock entitles its holder to one vote on each matter submitted to the stockholders. However, because stockholders holding at least a majority of the common stock issued and outstanding as of April 23, 2002, have voted in favor of the following proposals by written consent dated April 23, 2002, and having sufficient voting power to approve the adoption of the amended and restated certificate of incorporation through their ownership of Armitec's common stock, no other shareholder consents will be solicited in connection with this Information Statement.

         Pursuant to Rule 14C-2 under the Exchange Act, the proposals will not be adopted until a date at least twenty (20) days after the date on which this Information Statement has been mailed to Armitec's stockholders. As this Information Statement is being sent to the beneficial owners of the common stock on or about July 10, 2002, which is more than twenty (20) days before the effective date of the adoption of the proposal, we anticipate that the actions contemplated herein will be effected on or about the close of business on July 30, 2002.

         Armitec has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the common stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

         This Information Statement will serve as written notice to stockholders pursuant to Section 228 of the General Corporation Law of the State of Delaware.

                             OWNERSHIP OF SECURITIES


         The following table sets forth, as of April 23, 2002, the number of shares of common stock of Armitec owned by (i) each person who is known by us to own of record or beneficially five percent (5%) or more of Armitec's outstanding shares, (ii) each director of Armitec, (iii) each of the executive officers, and
(iv) all directors and executive officers of Armitec as a group. The stockholders listed in the table have sole voting and investment powers with respect to the shares indicated. Except as otherwise indicated in the table, the address of the stockholders listed below is that of the Company's principal executive office. Directors not included in the table below do not hold Armitec securities.


                                                  Number of Shares
Class of         Name, Address and Title of      Beneficially Owned
Security         Stockholder                   (as of April 23, 2002)    Percent

Common Stock     Bruce R. Davis, President,
                 CEO and Chairman of the Board
                                                   17,640,785(1)           44.3%

Common Stock     Sandra P. Davis, Secretary
                 and Director
                                                   17,640,785(2)           44.3%
                 Galt Capital Corporation
Common Stock     1295 West Garmon Road
                 Atlanta, GA  30327
                                                   17,640,785              44.3%
                 All Executive Officers and
Common Stock     Directors as a group (2
                 persons)                          17,640,785              44.3%

-----------------------
(1)  Based  on  17,640,785   shares  of  common  stock  owned  by  Galt  Capital
Corporation.   One  hundred  percent  of  the  capital  stock  of  Galt  Capital
Corporation is owned by Sandra P. Davis, the wife of Bruce R. Davis.

(2)  Based  on  17,640,785   shares  of  common  stock  owned  by  Galt  Capital
Corporation.   One  hundred  percent  of  the  capital  stock  of  Galt  Capital
Corporation is owned by Sandra P. Davis.



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

                                APPROVAL REQUIRED

         The approval of a majority of the outstanding stock entitled to vote is necessary to approve the following proposals. However, as discussed above, Armitec's Board of Directors has obtained the necessary approval for these proposals from stockholders with voting authority or stock constituting in excess of 50% of the total outstanding shares of Armitec's common stock entitled to vote. As such, the Board of Directors does not intend to solicit any proxies or consents from any other stockholders in connection with these actions.

            AMENDMENT OF THE CERTIFICATE OF INCORPORATION OF ARMITEC


Background
----------

         On April 15, 2002, Armitec's Board of Directors unanimously authorized an Amended and Restated Certificate of Incorporation that, among other things, increases the number of authorized shares from 50,000,000 to 300,000,000 shares of common stock, par value $.00167, and authorizes 10,000,000 shares of preferred stock, par value $.001. The amendment was approved by a majority of Armitec's stockholders on April 23, 2002.

         A  proposed   form  of  the  Amended  and   Restated   Certificate   of
Incorporation is included as Exhibit A to this Information Statement. A Certificate in substantially the form of Exhibit A will be filed with the Delaware Secretary of State on or about July 30, 2002.

         The Amended and Restated Certificate of Incorporation was proposed to the Board of Directors, and the Board of Directors has determined that the adoption of the proposed amendments will be in the best interests of Armitec.

Reasons for the Authorized Actions
----------------------------------

         The Board of Directors amended and restated the Certificate of Incorporation of Armitec in order to consolidate the various amendments that have been filed previously, and to comply with the terms and conditions of a Convertible Note Purchase Agreement dated as of April 23, 2002, which Armitec entered into with Stonestreet Limited Partnership. The Amended and Restated Certificate of Incorporation completely supercedes the existing Certificate of Incorporation, as amended.

         Other than as set forth in this Information Statement, Armitec's current Certificate of Incorporation and Bylaws do not presently contain provisions having an anti-takeover effect. The amending and restating of the Certificate of Incorporation is not part of a plan by management to adopt a series of such amendments, and management does not presently intend to propose other anti-takeover measures in future proxy solicitations.

         Cumulative voting for members of the Board of Directors is not provided pursuant to the current Certificate of Incorporation, the Bylaws or Delaware corporate law.

         The overall effect of the amendment and restatement of the Certificate of Incorporation is to give the Board of Directors more flexibility to raise capital for the operation of the business of Armitec, and to make more difficult the accomplishment of mergers or acquisitions or the assumption of control by a principal stockholder, and thus to make more difficult the removal of management.


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

         Additionally, in connection with the Convertible Note Purchase Agreement, Galt Capital Corporation agreed to pledge as security for the conversion feature of the Convertible Note, all of its shares in Armitec. Upon effectiveness of this Information Statement, the Security Agreement will terminate and Stonestreet will release the shares of Armitec owned by Galt Capital Corporation to Galt Capital Corporation. Accordingly, Sandra Davis, a member of our Board of Directors and our Secretary and the owner of 100% of the outstanding stock of Galt Capital Corporation, has an interest in the actions described herein.

         Other than as described above, the directors and executive do not have any substantial interest in the matters to be acted upon.

         The following is a summary comparison of the major changes to the existing Certificate of Incorporation of Armitec. This summary does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Certificate of Incorporation attached as Exhibit A to this Information Statement.


                                                         Proposed Amended
      Subject Matter      Current Certificate        and Restated Certificate
         of Change         of Incorporation              of Incorporation

1.  Authorized Capital    50,000,000  shares of     310,000,000 total authorized
                          common  stock,            shares,     consisting    of
                          par value $.00167         300,000,000 shares of common
                                                    stock,  par  value  $.00167,
                                                    and  10,000,000   shares  of
                                                    preferred  stock,  par value
                                                    $.001.

Purpose: The Board of Directors believes that it is in the best interests of Armitec to increase the number of authorized shares of common stock from 50,000,000 to 300,000,000 shares of common stock and to add 10,000,000 shares of preferred stock, par value $.001, for among other reasons, to comply with an agreement between Armitec and Stonestreet Limited Partnership ("Stonestreet"). As of April 23, 2002, Armitec had 39,828,628 shares issued and outstanding. Under terms of its Convertible Note Purchase Agreement dated April 23, 2002, with Stonestreet (the "Purchase Agreement"), Armitec agreed to reserve for issuance 3,500,000 shares of common stock issuable upon exercise of outstanding common stock purchase warrants and a sufficient number of shares for issuance upon conversion of the Convertible Note. The Convertible Note is convertible into our common stock at the lesser of $0.07 or 70% of our average per share market value (as defined in the Convertible Note). Because of the floorless conversion feature in the Convertible Note, the number of shares into which the Convertible Note could be converted may exceed the current number of authorized but unissued shares of Armitec. Presently, Armitec would have inadequate authorized capital to issue shares upon exercise of all of the warrants and conversion of the Convertible Note, which could result in a breach of the


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

Purchase Agreement, Convertible Note and/or Warrant. Additionally, in the Purchase Agreement with Stonestreet, Armitec agreed that it would increase the number of authorized shares, and a breach of this agreement would have a material adverse effect on Armitec. The Purchase Agreement provided working capital for the growth of the business.

         Furthermore, the increase in authorized shares will also benefit Armitec by allowing for the continued equity financing of Armitec during its development stage, as well as the issuance of shares of common stock as employee compensation or through other strategic relationships or joint ventures with other uniform manufacturing companies.

         The newly authorized shares of common and preferred stock will be issuable at any time and from time to time by action of the Board of Directors without further authorization from Armitec's stockholders, except as otherwise required by applicable law or rules and regulations to which Armitec may be subject, to such persons and for such consideration (but not less than the par value thereof) as the Board of Directors determines. Holders of common stock of Armitec have no preemptive rights to acquire or subscribe to any of the additional shares of common stock.

         The terms of any preferred stock to be issued in the future, including dividend or interest rates, conversion price, voting rights, redemption price, maturity date and other terms shall be determined by the Board of Directors without further authorization from Armitec's stockholders, except as otherwise required by applicable law or rules and regulations to which Armitec may be subject.

         Effect: Issuance of additional common and preferred stock, directly or upon exercise of warrants or options, if issued, has potentially dilutive effects on each of the stockholders to the extent that any of the authorized but unissued shares are subsequently issued. The issuance of such shares of common or preferred stock (or even the potential issuance) may have a depressive effect on the market price of Armitec's securities. Moreover, an increase in the number of authorized shares would have a dilutive effect on the voting power of the outstanding common stock of Armitec. The issuance of any of the additional shares of common or preferred stock, or options to purchase shares at prices below the current market price, would also have a dilutive effect on stockholders' equity in Armitec and may thereby reduce their voting power and reduce their rights to the net assets of Armitec upon dissolution.

         This also is an anti-takeover measure. The Board of Directors has exclusive discretion to issue preferred stock with rights that may trump those of common stock. Preferred stock can delay or hinder a change in control of the Board of Directors and management.



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

2.  Nature of the    The provision of management,   To engage in any  lawful act
    Business         administrative           and   or   activity    for   which
                     consulting  services  in the   corporations      may     be
                     medical  and dental  fields,   organized  under the General
                     and to engage in any  lawful   Corporation Law of the State
                     act or  activity  for  which   of Delaware.
                     corporations      may     be
                     organized  under the General
                     Corporation Law of the State
                     of Delaware.

Purpose: Armitec no longer provides management, administrative and consulting services in the medical and dental fields.


Effect: No material change.


3.  Insolvency       A  Delaware   court   having   None.
                     jurisdiction   may   call  a
                     meeting of creditors  and/or
                     stockholders    if   Armitec
                     reaches  a  compromise  with
                     its     creditors     and/or
                     stockholders     upon    its
                     insolvency.   If   creditors
                     and/or          stockholders
                     representing   three-fourths
                     in  value  of the  creditors
                     and/or   stockholders,    as
                     applicable,   agree   to   a
                     compromise    and    to    a
                     reorganization  of  Armitec,
                     the       compromise      or
                     reorganization    will    be
                     binding  on  the   creditors
                     and/or the  stockholders and
                     Armitec    if   the    court
                     approves the  compromise  or
                     reorganization.

Purpose: This provision is not required to be included in the Certificate of Incorporation pursuant to the General Corporation Law of the State of Delaware.

Effect: Removal of this provision may eliminate the ability of Armitec, its creditors and stockholders to petition the Delaware Court of Chancery to bind all creditors and/or stockholders to a plan of reorganization which has been approved by creditors and/or stockholders representing three-fourths in value of the creditors and/or stockholders.


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

4.  Breach of Fiduciary          None.              A director of Armitec  shall
    Duty of Director                                not be liable to  Armitec or
                                                    its  stockholders for breach
                                                    of  a  fiduciary  duty  as a
                                                    director,   to  the  fullest
                                                    extent    permitted    under
                                                    Delaware law.

Purpose: Protects the members of the Board of Directors from liability for breach of fiduciary duty to the stockholders of Armitec.

Effect: Limits the liability of members of the Board of Directors for breach of fiduciary duty. However, the General Corporation Law of the State of Delaware does not allow the elimination or limitation of liability for breach of fiduciary  duty  involving  (i) breach of duty of  loyalty  to  Armitec  and its stockholders, (ii) acts or omissions not made in good faith involving intentional misconduct or knowing violation of the law, (iii) unlawful payment of a dividend or unlawful stock purchase or redemption, (iv) any transaction in which the director received an improper personal benefit, or (v) any act or omission occurring prior to the date the provision becomes effective.


5.  Indemnification   Extends    the    right   of  Includes  the  right  to  be
                      indemnification to the heirs  paid by Armitec for expenses and personal representatives  incurred  in  advance of the
                      of    a     person     being  final   disposition  of  the
                      indemnified.                  proceeding.
                                                    Allows  Armitec to  purchase
                                                    insurance   on   behalf   of
                                                    someone  being  indemnified.
                                                    The right of indemnification
                                                    does   not   exclude   other
                                                    rights  that a person  being
                                                    indemnified may have.

All other indemnification rights are the same in the existing Certificate of Incorporation and the Amended and Restated Certificate of Incorporation.

Purpose: Provides indemnification by Armitec to members of the Board of Directors for lawsuits or other proceedings in which the member may be involved because of his or her position as a member of the Board of Directors.

Effect: No material change because the General Corporation Law of the State of Delaware (i) provides that the right of indemnification inures to the heirs, executors and assigns of the person being indemnified, (ii) allows Armitec to pay for expenses incurred in advance of the final disposition of the proceeding,
(iii) allows Armitec to purchase insurance on behalf of someone being indemnified., and (iv) provides that the right of indemnification does not exclude other rights that a person being indemnified may have



6.  Stockholder Action             None.            Stockholder  action  may  be
    by Written Consent.                             taken without a meeting if a
                                                    written consent is signed by
                                                    stockholders  having  voting
                                                    power to cast not less  than
                                                    the minimum  number of votes
                                                    necessary  to  authorize  an
                                                    action at a meeting at which
                                                    all of the shares of Armitec
                                                    are present and voted.

Purpose: Allows an action to be taken by the stockholders by written consent in lieu of calling a meeting of the stockholders.


Effect: There is no material change, as the General Corporation Law of the State of Delaware allows stockholder action by written consent.



7.  Number of Directors            None.            The   number  of   directors
                                                    shall be at least  two,  the
                                                    exact     number    to    be
                                                    determined from time to time
                                                    by the Board of Directors.



Purpose: To set the number of directors which may comprise the Board of Directors.


Effect: Sets the number of directors to at least two members.




8.  Term of Office of              None.            Each  director   shall  hold
Directors                                           office until the  director's
                                                    successor  is  duly  elected
                                                    and  qualified  or until the
                                                    director's   earlier  death,
                                                    resignation or removal.

Purpose: To set the term of office of each member of the Board of Directors.


Effect: No material change, as the General Corporation Law of the State of Delaware governs the term of members of the Board of Directors.


9.  Vacancies on                   None.            Vacancies  on the  Board  of
Board of Directors                                  Directors  and newly created
                                                    directorships  may be filled
                                                    solely  by  a  majority   of
                                                    directors  then  in  office,
                                                    even if less  than a quorum,
                                                    or  by  the  sole  remaining
                                                    director.

                                                    This   provision   is   also
                                                    included  in the  Bylaws  of
                                                    Armitec.

Purpose: To allow the remaining members of the Board of Directors to fill vacancies on the Board of Directors created by resignation or removal of a director, or an increase in the number of members of the Board of Directors.

Effect: Allows the directors to fill vacancies on the Board of Directors. This provision provides the Board of Directors with the ability to maintain control over its membership and prevent the removal of management. This provision also allows the Board of Directors to maintain a sufficient number of members without having to request a stockholder vote to fill vacancies.


Required Vote

         The adoption of the above described Amended and Restated Certificate of Incorporation requires the affirmative vote of not less than a majority of the votes entitled to be cast by all shares of common stock issued and outstanding on April 23, 2002. As discussed above, of majority stockholders have approved the foregoing amendment.

No Right of Appraisal
---------------------

         Under the General Corporation Law of the State of Delaware, the state in which Armitec is incorporated, the increase in the number of authorized shares and the creation of the preferred stock does not require Armitec to provide dissenting stockholders with a right of appraisal and Armitec will not provide stockholders with such right.

Where You Can Find More Information
-----------------------------------

         Armitec is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, files reports and other information with the Securities and Exchange Commission (the "SEC").

You can read and copy any materials that Armitec files with the SEC at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C., 20549. You can obtain information about the operation of the SEC's Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a website that contains information which Armitec files electronically with the SEC, which you can access over the Internet at http://www.sec.gov. Copies of these materials may also be obtained by mail from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C., 20549 at prescribed rates.



                                                     ARMITEC, INC.

                                                      /s/ Bruce R. Davis
                                                     --------------------------
                                                     Bruce R. Davis, President
                                                     and Chief Executive Officer

                                    EXHIBIT A


                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                                  ARMITEC, INC.


                                    ARTICLE I
                                      NAME

         The name of the Corporation is Armitec, Inc. (the "Corporation").


                                   ARTICLE II
                                REGISTERED OFFICE

         The address of the registered office of the Corporation in the State of Delaware is 25 Greystone Manor, Lewes, Delaware 19958. The registered agent at this address is the Harvard Business Services, Inc.


                                   ARTICLE III
                                     PURPOSE

         The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended ( "Delaware Law").


                                   ARTICLE IV
                                  CAPITAL STOCK

         4.1 Authorized Capital Stock. The total number of shares of capital stock of all classes which the Corporation has authority to issue is three hundred ten million (310,000,000), three hundred million (300,000,000) shares of which shall be Common Stock, par value $0.00167 per share, and ten million (10,000,000) shares of which shall be Preferred Stock, par value $0.001 per share.

         4.2 Preferred Stock.

         (a) The Preferred Stock may be issued at any time and from time to time, in one or more classes or series. The Board of Directors is hereby authorized to provide for the issuance of shares of Preferred Stock in series or classes and, by filing a certificate of designation pursuant to the applicable provisions of the Delaware Law (hereinafter referred to as a "Preferred Stock Certificate of Designation"), to establish from time to time the number of shares to be included in each such series or class, and to fix the designation, powers, preferences and relative, participating, optional or other rights of shares of each such series or class and the qualifications, limitations and restrictions thereof, if any.

         (b) The authority of the Board of Directors with respect to each series of Preferred Stock shall include, but not be limited to, determination of the following:

              (i) the designation of the series or class, which may be by distinguishing number, letter or title;

              (ii) the number of shares of the series or class, which number the Board of Directors may thereafter (except where otherwise provided in the applicable Preferred Stock Certificate of Designation) increase or decrease (but not below the number of shares thereof then outstanding);

              (iii)  whether   dividends,   if  any,   shall  be  cumulative  or
noncumulative and the dividend rate of the series or class;

              (iv) whether dividends, if any, shall be payable in cash, in kind or otherwise;

              (v) the dates on which dividends, if any, shall be payable;

              (vi) the redemption rights and price or prices, if any, for shares of the series or class;

              (vii) the terms and amount of any sinking fund provided for the purchase or redemption of shares of the series or class;

              (viii) the amounts payable on shares of the series or class in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

              (ix) whether the shares of the series or class shall be convertible or exchangeable into shares of any other class or series, or any other security, of the Corporation or any other corporation, and, if so, the specification of such other class or series or such other security, the conversion or exchange price or prices or rate or rates, any adjustments thereof, the date or dates as of which such shares shall be convertible or exchangeable and all other terms and conditions upon which such conversion or exchange may be made;

              (x) restrictions on the issuance of shares of the same series or class or of any other class or series; and

              (xi) whether or not the holders of the shares of such series or class shall have voting rights, in addition to the voting rights provided by law, and if so, the terms of such voting rights, which may provide, among other things and subject to the other provisions of this Certificate of Incorporation, that each share of such series or class shall carry one vote or more or less than one vote per share, that the holders of such series or class shall be entitled to vote on certain matters as a separate class (which for such purpose may be comprised solely of such series or class or of such series or class and one or more other series or classes of stock of the Corporation) and that all the shares of such series or class entitled to vote on a particular matter shall be deemed to be voted on such matter in the manner that a specified portion of the voting power of the shares of such series or class or separate class are voted on such matter.

         (c) The Common Stock shall be subject to the express terms of the Preferred Stock and any series thereof.


                                    ARTICLE V
                BOARD OF DIRECTORS; MANAGEMENT OF THE CORPORATION

         The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation and for the purpose of creating, defining, limiting and regulating the powers of the Corporation and its directors and stockholders:

         5.1 Management of Business.


              (a) All corporate powers and authority of the Corporation (except as at the time otherwise provided by law or by this Certificate of Incorporation) shall be vested in and exercised by or under the direction of the Board of Directors.

              (b) The Board of Directors shall have the power without the assent or vote of the stockholders to adopt, amend, alter or repeal the By-Laws of the Corporation.

         5.2 Number. The number of directors shall be at least two, the exact number of directors to be determined from time to time solely by resolution adopted by the affirmative vote of a majority of the entire Board of Directors.

         5.3 Term of Office. Each director shall hold office until such director's successor shall have been duly elected and qualified or until such director's earlier death, resignation or removal.

         5.4 Voting; Nomination. There shall be no cumulative voting in the election of directors. Election of directors need not be by written ballot. Advance notice of nominations for the election of directors shall be given in the manner and to the extent provided in the By-laws of the Corporation.

         5.5 Vacancies. Vacancies on the Board of Directors resulting from death, resignation, removal or otherwise and newly created directorships resulting from any increase in the number of directors may be filled solely by a majority of the directors then in office (although less than a quorum) or by the sole remaining director.

         5.6 Liability. A director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, to the fullest extent permitted by Delaware Law. Neither the amendment nor repeal of Section 5.6 or 5.7, nor the adoption of any provision of this Certificate of Incorporation or the By-laws of the Corporation, nor, to the fullest extent permitted by Delaware Law, any modification of law, shall eliminate or reduce the effect of Section 5.6 or 5.7 in respect of any acts or omissions occurring prior to, and shall not adversely affect any right or protection of a director of the Corporation existing prior to such amendment, repeal, adoption or modification.

         5.8 Indemnification. Each person (and the heirs, executors or administrators of such person) who was or is a party or is threatened to be made a party to, or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless by the Corporation to the fullest extent permitted by Delaware Law. The right to indemnification conferred in this Section 5.7 shall also include the right to be paid by the Corporation the expenses incurred in connection with any such proceeding in advance of its final disposition to the fullest extent authorized by Delaware Law. The right to indemnification conferred in this Section 5.7 shall be a contract right.

         The Corporation may, by action of its Board of Directors, provide indemnification to such of the officers, employees and agents of the Corporation to such extent and to such effect as the Board of Directors shall determine to be appropriate and authorized by Delaware Law.

         The Corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss incurred by such person in any such capacity or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under Delaware Law.

         The rights and authority conferred in this Section 5.7 shall not be exclusive of any other right which any person may otherwise have or hereafter acquire.

         5.8 Stockholder Action by Written Consent. To the extent allowed by law, any action that is required to be or may be taken at a meeting of the stockholders of the corporation may be taken without a meeting if written consent, setting forth the action, shall be signed by persons who would be entitled to vote at a meeting those shares having voting power to cast not less than the minimum number (or numbers, in the case of voting by classes) of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote were present and voted. Prompt notice shall be given of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders on the record date whose shares were not represented on the written consent.

                                   ARTICLE VI
                                    AMENDMENT

         The Corporation reserves the right to amend or repeal any provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed by the laws of the State of Delaware, and with the sole exception of those rights and powers conferred under the above Sections 5.6 or 5.7, all rights herein conferred upon stockholders or directors (in the present form of this Certificate of Incorporation or as hereafter amended) are granted subject to this reservation.


         I, being the President and Chief  Executive  Officer,  hereby sign this
Amended  and  Restated   Certificate   of   Incorporation   this  _____  day  of
________________, 2002.


                                           ARMITEC, INC.


                                            /s/ Bruce R. Davis
                                           -------------------------------------
                                           Bruce R. Davis
                                           President and Chief Executive Officer